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                                                                   July 15, 1999

MESSAGE FROM THE PRESIDENT:

Dear Shareholder:

I am happy to report that Institutional Investors Capital Appreciation Fund, Inc. produced a total return of 5.40% for the six months ended June 30, 1999. This gain helped to bring our one-year return for the period ending June 30, 1999 to 20.00%. The Fund's three-year average annual return is 23.67% for the period ending June 30, 1999 and the five- and ten-year average annual returns are 21.89% and 15.21%, respectively. The Fund is celebrating its 46th anniversary in 1999. If a shareholder institution had invested $100,000 at the inception of the Fund and reinvested all capital gains and distributions the investment would have grown to $24,831,678.49 by June 30, 1999.

There isn't any question that our nation is blasting into the 21st century on a high note. Although it is home to just four percent of the world's nearly six billion inhabitants, the United States is the most powerful and influential nation the world has ever known. It is also the most secure and the wealthiest nation. The United States also enjoys the world's highest living standards and accounts for about 30% of world gross domestic product.

The superb economic performance of the last twenty years to a large extent has been the result of technological innovation and sound monetary policy. Inflation and interest rates have remained low. Unemployment is the lowest in over twenty-five years and just about anyone who wants to work can find a job.

Continued technological advancements combined with technological innovations like the Internet suggest that unemployment and inflation will remain under control. The Internet alone may be as important to future increases in living standards as electricity was at the turn of the century. It took forty-six years for twenty-five percent of Americans to have electricity in the home, but only seven years (1991-1997) passed before twenty-five percent of Americans had gone online. Today, about thirty percent of Americans have Internet access, and industry analysts estimate that seventy percent or more will be online by 2008 or sooner.

Business to business commerce is already exploding on this new medium, which has no geographic boundaries. The opportunity, threat and potential it poses for industry demand that business plans and models for thousands of companies such as car dealerships, banks, clothing retailers, component parts suppliers, and stock brokerage firms be changed. Upstarts are already taking significant market shares away from established giants through lower prices, more convenience, and better service. Pricing pressure alone is so intense that many companies will not permit price increases to be included in any current business or marketing plans.

Two ingredients are essential for an economy to prosper: population growth and increased output per hour of work. Although technology combined with rising worker skill sets has caused productivity to grow handsomely in the last several years, our population, including immigration, is only growing by less than a half of one percent each year. One of the downsides of rising living standards is lower birth rates, and this is occurring throughout the industrialized world. Europe, for example, is suffering negative population growth. Japan, the second largest economy, is limping along with only 1.4 births per female. A nation needs 2.1 births per female just to maintain population levels.

Our nation and our economy will never be all that they can be if we don't improve our public grammar and high schools. The Wall Street Journal recently reported that over seventy percent of inner city eighth graders score in the fiftieth percentile or lower in both reading and mathematics. Our bench strength is weakened further when about 850,000 children drop out of high school annually.

Today, over sixty percent of American families with children living in the home own a computer. Just think how fast the technology revolution would grow and how high living standards would leap if the other forty percent had daily computer access and were trained computer users. There is no question that the single best way to embrace the future and to insure continued prosperity and

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                                        1

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economic progress for generations to come is to build a knowledgeable workforce with the skill sets and enthusiasm to realize the potential of our expanding technology.

We believe that the Fund's investment philosophy of seeking to create shareholder value over time and its investment discipline of investing only in companies with strong balance sheets that are believed to have the capability of generating rising cash flow should continue to be well-positioned to capitalize on our nation's economic prowess, technological supremacy and rising share of world output.

A special note of thanks to those Savings Banks Life Insurance (SBLI) Department shareholders that continue to increase their investment in the Fund. The Fund enables SBLI departments to match a long-term liability (life insurance) with a long-term asset (common stock).

                           /s/ HARRY P. DOHERTY
                           Harry P. Doherty
                           President

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                                        2

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                              PERFORMANCE SUMMARY
                                  (UNAUDITED)

                          AVERAGE ANNUAL TOTAL RETURN
                         PERIODS ENDING JUNE 30, 1999*

                             YEAR      ONE    FIVE     TEN
                            TO DATE   YEAR    YEARS   YEARS
                            -------   ----    -----   -----
CAPITAL APPRECIATION
  FUND....................    5.40%   20.00%  21.89%  15.21%
    Lipper Growth & Income
      Funds Average.......   10.93    14.48   21.93   15.35
    Standard & Poor's 500
      Index...............   12.39    22.77   27.87   18.78
    Dow Jones Industrial
      Average.............   20.46    24.67   27.44   19.34

*Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. The total return of the Fund for various periods is compared with the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Dow Jones Industrial Average (DJIA), which are groups of unmanaged securities, and with Lipper Growth & Income Funds' Average, which includes, for the six months, one, five and ten years ended June 30, 1999, 922, 843, 323 and 148 mutual funds, respectively, and is a broad equity fund measurement. The S&P 500 and DJIA do not include a reduction of total return for expenses. These results should be considered in light of the makeup of each index, the investment objectives and portfolio composition of the Fund and the periods indicated.

The foregoing information is a statement of the past performance of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

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                                        3

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INVESTMENT RESULTS, OUTLOOK AND STRATEGIES

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.

The Fund's net asset value per share on June 30, 1999 was $205.82 versus $195.75 on December 31, 1998. Shareholders received distributions from dividend income totaling $0.4851 per share during the first six months of 1999. The Fund's total return for the six-month period ending June 30, 1999 was 5.40%. The Lipper Growth & Income Funds Average's total return for the six-month period ending June 30, 1999 was 10.93%. During the 7 1/2-year period beginning December 31, 1991 and ending June 30, 1999, coinciding with the tenure of the current portfolio management team, the Capital Appreciation Fund has provided an average annual total return of 18.06% versus 16.22% for the Lipper Growth & Income Funds Average. Total return assumes the reinvestment of all dividends and capital gains and the deduction of all applicable fees and expenses.

After more than doubling the performance of the Lipper Growth & Income Funds Average in 1998, it is not surprising that the Capital Appreciation Fund's return has trailed its peer group average in the first half of 1999. The main reason for the performance disparity in 1998 and 1999 is due in large part to the Fund's significant weighting in large capitalization consumer stocks.

Consumer companies earnings are generally less affected by changes in the economic environments in which they operate than are cyclical companies. As the world economies weakened during the latter half of 1998, so did the earnings prospects for cyclical companies. As a result, investors shifted their assets out of cyclical stocks and into consumer stocks, which provided a significant boost to the Fund's performance in 1998. As the U.S. economy continued to strengthen in early 1999 and foreign economies began to show signs of improvement, investors shifted assets back into cyclical stocks.

Our investment philosophy centers on buying companies that have demonstrated the ability to grow their earnings steadily over an extended period of time. Cyclical companies, whose prospects ebb and flow with the ups and downs of the economic cycle, do not exhibit the characteristics that we look for in a long-term investment. Our portfolio includes a large exposure to consumer companies due to their historically stable earnings and cash flow growth. We have also found that over the long term, returns have been more favorable and are less volatile in this area.

We also believe that it is not in our shareholders' best interest to try to time the market's shifts between market sectors, such as the shifts in 1998 and the first half of 1999 between consumer stocks and cyclical stocks. This policy has the additional benefit of reducing portfolio turnover, which tends to reduce the Fund's taxable capital gains distributions. We are content to maintain our investments in those companies that we believe offer favorable long-term earnings prospects with stable financial histories, strong balance sheets, solid management and reasonable prices.

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                                        4

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
SCHEDULE OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK--95.89%:

SHARES                                             VALUE
------                                          ------------
                                                  (NOTE 1)
          ADVERTISING-3.67%
 50,000   Interpublic Group of Cos., Inc. ....  $  4,331,250
          AUTO PARTS-AFTER MARKET-1.48%
 50,000   Genuine Parts Co. ..................     1,750,000
          BEVERAGES-SOFT DRINKS-3.18%
 60,000   Coca-Cola Co. ......................     3,750,000
          CHEMICALS-SPECIALTY-3.39%
 90,000   International Flavors & Fragrances,
            Inc. .............................     3,993,750
          COMPUTER SOFTWARE & SERVICES-11.15%
100,000   Automatic Data Processing, Inc. ....     4,400,000
 75,000   Electronic Data Systems Corp. ......     4,242,187
 50,000   Microsoft Corp. # ..................     4,509,375
                                                ------------
                                                  13,151,562
          COMPUTER SYSTEMS-2.98%
 35,000   Hewlett-Packard Co..................     3,517,500
          DISTRIBUTOR-CONSUMER PRODUCTS-3.67%
145,000   Sysco Corp. ........................     4,322,812
          ELECTRICAL EQUIPMENT-6.29%
 67,500   Emerson Electric Co. ...............     4,244,062
 70,000   Hubbell, Inc. ......................     3,176,250
                                                ------------
                                                   7,420,312
          ELECTRONICS & SEMICONDUCTORS-3.78%
 75,000   Intel Corp. ........................     4,462,500
          ENTERTAINMENT-3.00%
115,000   Walt Disney Co. ....................     3,543,438
          FINANCIAL SERVICES-6.92%
 60,000   Fannie Mae..........................     4,102,500
 70,000   Freddie Mac.........................     4,060,000
                                                ------------
                                                   8,162,500
          FOODS-3.54%
 90,000   Campbell Soup Co. ..................     4,173,750

SHARES                                             VALUE
------                                          ------------
                                                  (NOTE 1)
          HEALTHCARE-DIVERSIFIED-3.82%
 46,000   Johnson & Johnson...................  $  4,508,000
          HEALTH CARE-DRUGS-6.73%
 85,000   Abbott Laboratories.................     3,867,500
 55,000   Merck & Co., Inc. ..................     4,070,000
                                                ------------
                                                   7,937,500
          HOUSEHOLD PRODUCTS-2.72%
 30,000   Clorox Co. .........................     3,204,375
          OFFICE EQUIPMENT AND SUPPLIES-3.11%
 57,000   Pitney Bowes, Inc. .................     3,662,250
          PERSONAL CARE-2.61%
 75,000   Gillette Co. .......................     3,075,000
          PUBLISHING-NEWSPAPERS-3.48%
 57,500   Gannett Company, Inc. ..............     4,104,063
          RESTAURANTS-2.98%
 85,000   McDonald's Corp. ...................     3,511,563
          RETAIL-DRUG CHAINS-2.86%
115,000   Walgreen Co. .......................     3,378,125
          RETAIL-FOOD CHAINS-3.28%
 75,000   Albertson's, Inc. ..................     3,867,188
          RETAIL-GENERAL MERCHANDISE-3.68%
 90,000   Wal-Mart Stores, Inc. ..............     4,342,500
          RETAIL-SPECIALTY STORES-4.16%
 97,500   Gap, Inc. ..........................     4,911,562
          TOBACCO-3.41%
100,000   Philip Morris Cos., Inc. ...........     4,018,750
                                                ------------
          Total Common Stock
            (Cost $64,317,016)................  $113,100,250

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMERCIAL PAPER--3.99%

PRINCIPAL
  AMOUNT                                             VALUE
----------                                        ------------
                                                    (NOTE 1)
$4,701,000   Household Finance Corp.,
               5.45%, due 07/01/99....            $  4,701,000
             Total Investments (Cost
               $69,018,016*)..........   99.88%    117,801,250
             Other assets in excess of
               liabilities............    0.12%        139,750
                                        ------    ------------
             Net Assets...............  100.00%   $117,941,000
                                        ======    ============

# Non-income producing security.

* Aggregate cost for Federal income tax purposes is identical. At June 30, 1999, the net unrealized appreciation for tax purposes for all securities of $48,783,234 consists of gross unrealized appreciation of $49,686,193 and gross unrealized depreciation of $902,959.

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                JUNE 30, 1999
                                                                -------------
ASSETS:
Investment in securities, at value (Cost $69,018,016).......    $117,801,250
Cash........................................................         190,017
Receivable for fund shares sold.............................          25,000
Dividends and interest receivable...........................           6,221
Prepaid expenses............................................             974
                                                                ------------
  Total assets..............................................     118,023,462
LIABILITY:
Accrued expenses payable....................................          82,462
                                                                ------------
NET ASSETS, applicable to 573,038 shares of
  $1.00 par value stock, 2,000,000 shares authorized........    $117,941,000
                                                                ============
NET ASSETS:
Capital paid in.............................................    $ 63,968,571
Net unrealized appreciation.................................      48,783,234
Undistributed net realized gains............................       5,187,773
Undistributed net investment income.........................           1,422
                                                                ------------
NET ASSETS..................................................    $117,941,000
                                                                ============
NET ASSET VALUE, offering and redemption price per
  share ($117,941,000/573,038 shares).......................    $     205.82
                                                                ============

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 1999
                                                              ----------------
INVESTMENT INCOME:
INCOME:
  Dividends.................................................     $  731,021
  Interest..................................................        159,267
                                                                 ----------
     Total income...........................................        890,288
EXPENSES:
  Investment advisory.......................................        421,326
  Administration............................................         59,471
  Directors.................................................         41,655
  Legal.....................................................         23,610
  Insurance.................................................         16,185
  Custodian.................................................         13,896
  Transfer agent............................................          9,663
  Audit.....................................................          8,930
  Printing..................................................          3,615
  Miscellaneous.............................................          4,100
                                                                 ----------
     Total expenses.........................................        602,451
                                                                 ----------
     Net investment income..................................        287,837
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain...........................................      5,187,773
Net change in unrealized appreciation.......................        782,841
                                                                 ----------
Net realized and unrealized gain on investments.............      5,970,614
                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........     $6,258,451
                                                                 ==========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                SIX MONTHS       YEAR ENDED
                                                                   ENDED        DECEMBER 31,
                                                               JUNE 30, 1999        1998
                                                              ---------------   ------------
                                                                (UNAUDITED)
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................   $    287,837     $    533,835
  Net realized gain on investments..........................      5,187,773        8,562,566
  Net change in unrealized appreciation on investments......        782,841       18,296,017
                                                               ------------     ------------
Net increase in net assets resulting from operations........      6,258,451       27,392,418
Distributions to shareholders from:
  Net investment income.....................................       (286,415)        (533,835)
  In excess of net investment income........................              0           (8,840)
  Net realized gain on investments..........................              0       (8,562,566)
                                                               ------------     ------------
Total distributions to shareholders.........................       (286,415)      (9,105,241)
Net increase (decrease) from capital share transactions.....     (7,148,265)       3,343,182
                                                               ------------     ------------
     Total increase (decrease) in net assets................     (1,176,229)      21,630,359
NET ASSETS:
  Beginning of period.......................................    119,117,229       97,486,870
                                                               ------------     ------------
  End of period (including undistributed net investment
     income of $1,422 at June 30, 1999).....................   $117,941,000     $119,117,229
                                                               ============     ============

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Selected Data for Each Share of Capital Stock
Outstanding Throughout Each Period

                                                                           YEAR ENDED DECEMBER 31,
                                  SIX MONTHS ENDED      --------------------------------------------------------------
                                   JUNE 30, 1999          1998         1997         1996         1995          1994
                                  ----------------        ----         ----         ----         ----          ----
                                    (UNAUDITED)
NET ASSET VALUE, beginning of
  period........................      $ 195.75          $ 164.68      $135.64      $121.75      $112.12       $137.22

INCOME FROM OPERATIONS:
  Net investment income.........          0.49              0.93         1.10         1.09         1.20          1.78
  Net realized and unrealized
    gain (loss) on
    investments.................         10.07             46.33        37.34        24.39        26.55         (2.88)
                                      --------          --------      -------      -------      -------       -------
      Total from investment
         operations.............         10.56             47.26        38.44        25.48        27.75         (1.10)

DISTRIBUTIONS:
  From net investment income....         (0.49)            (0.93)       (1.09)       (1.09)       (1.20)        (1.73)
  In excess of net investment
    income......................            --             (0.01)          --           --        (0.03)           --
  From net realized gains on
    investments.................            --            (15.25)       (8.31)      (10.50)      (16.89)       (22.27)
                                      --------          --------      -------      -------      -------       -------
      Total distributions.......         (0.49)           (16.19)       (9.40)      (11.59)      (18.12)       (24.00)
                                      --------          --------      -------      -------      -------       -------
NET ASSET VALUE, end of
  period........................      $ 205.82          $ 195.75      $164.68      $135.64      $121.75       $112.12
                                      ========          ========      =======      =======      =======       =======
Total return....................          5.40%            28.85%       28.64%       20.82%       24.90%        (0.80)%
Ratio of expenses to average net
  assets........................          1.01%(1)          1.07%        1.16%        1.28%(2)     1.39%(2)      1.06%
Ratio of net investment income
  to average net assets.........          0.48%(1)          0.51%        0.71%        0.82%        0.94%         1.30%
Portfolio turnover rate.........             8%               22%          27%          48%          85%           59%
Average commission rate per
  share (3).....................      $ 0.0430          $ 0.0453      $0.0473      $0.0447           --            --
NET ASSETS, end of period
  (000's).......................      $117,941          $119,117      $97,487      $70,149      $55,234       $40,227

--------------------------------------------------------------------------------

(1) Annualized.

(2) Without fee waivers for the years ended December 31, 1996 and 1995, the ratio of expenses to average net assets would have been 1.29% and 1.43%, respectively.

(3) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the Securities and Exchange Commission for fiscal years beginning after September 1, 1995.

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)

The Institutional Investors Capital Appreciation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The primary investment objective of the Fund is to achieve capital appreciation for its shareholders. The objective of income is secondary.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A--Security Valuations--Securities traded on national exchanges are valued at the closing prices or, in the case of over-the-counter securities, at the mean between closing bid and asked prices as of 4:00 pm Eastern Time. Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost.

B--Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date; dividend income is recorded on the ex-dividend date; and interest income is recorded on the accrual basis. The specific identification method is used in the determination of realized gains and losses on the sale of securities.

C--Federal Income Taxes--No provision has been made for Federal income tax, since it is the intention of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its ordinary taxable income and net capital gains to its shareholders.

D--Management Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2--FEES

Shay Assets Management, Inc. (the "Investment Adviser") is the investment adviser to the Fund. The Investment Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. ("SISI"), which is controlled by Rodger D. Shay, a Vice President of the Fund.

The Investment Adviser receives fees from the Fund computed at an annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent expenses (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses, and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets for any fiscal year during the term of the Fund's agreement with the Investment Adviser. This limitation did not result in any waiver of investment advisory fees during the six month period ended June 30, 1999.

Shay Financial Services, Inc. ( the "Distributor") is the distributor for the Fund. The Distributor is a wholly-owned subsidiary of SISI, which is controlled by Rodger D. Shay, a Vice President of the Fund. The Distributor receives no compensation for its distribution services.

PFPC Inc. ("PFPC"), an affiliate of PNC Bank Corp., was the Fund's administrator until July 31, 1999, and is the Fund's transfer agent until September 13, 1999. As compensation for its administrative services, PFPC received fees from the Fund computed at an annual rate of 0.10% of the first $200,000,000 of the Fund's average daily net
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)

assets, 0.075% of the next $200,000,000, 0.05% of the next $200,000,000, and
0.03% of average daily net assets in excess of $600,000,000 (exclusive of out-of-pocket expenses). As compensation for its services as transfer agent, the Fund paid PFPC a minimum monthly fee of $1,500 (exclusive of out-of-pocket expenses).

The Fund has appointed BISYS Fund Services Ohio, Inc. ("BISYS") and The Bank of New York ("BONY") to provide administration, fund accounting, transfer agency and custodian services to the Fund. These services replace the services previously provided to the Fund by PFPC Inc. and PFPC Trust Company.

Effective August 1, 1999, BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, became the Fund's administrator and accounting agent pursuant to an Administration Agreement and a Fund Accounting Agreement, each dated August 1, 1999. Pursuant to these agreements, BISYS will perform various administrative services for the Fund, including (i) maintenance of books and records, (ii) preparation of various filings, reports, statements and returns filed with governmental authorities or distributed to shareholders of the Fund and (iii) computation of the Fund's net asset value for purposes of sales and redemptions of shares. Effective September 13, 1999, BISYS also will become the Fund's transfer agent.

Effective July 30, 1999, BONY, One Wall Street, New York, NY 10286, became the custodian of the Fund's securities and other investments and replaced PFPC Trust Company in that capacity.

The fees payable to BISYS and BONY are substantially the same as the fees that were payable under the Fund's prior agreements with PFPC and PFPC Trust Company.

NOTE 3--CAPITAL STOCK

At June 30, 1999, there were 2,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital stock for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively, were as follows:

                                                                SHARES                    AMOUNT
                                                          ------------------    ---------------------------
                                                           1999       1998         1999            1998
                                                          -------    -------    -----------    ------------
Shares sold...........................................     11,847     57,835    $ 2,321,475    $ 10,620,797
Shares issued in reinvestment of dividends............      1,357     43,487        266,881       8,418,691
                                                          -------    -------    -----------    ------------
                                                           13,204    101,322      2,588,356      19,039,488
Shares redeemed.......................................    (48,698)   (84,761)    (9,736,621)    (15,696,306)
                                                          -------    -------    -----------    ------------
Net increase/(decrease)...............................    (35,494)    16,561    $(7,148,265)   $  3,343,182
                                                          =======    =======    ===========    ============

NOTE 4--PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, exclusive of short-term investments, for the six month period ended June 30, 1999, were $9,347,422 and $14,494,724, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)

NOTE 5--SHAREHOLDER VOTING RESULTS

The Annual Meeting of Stockholders of the Fund was held on April 21, 1999, at which the stockholders voted on two proposals. The proposals and the results of the voting are set forth below.

A--Election of Directors--The first proposal concerned the election of five directors to serve a term of office of three years each, expiring in 2002.

                                                                EXPIRATION
                                                                 OF TERM        FOR
                                                                ----------    -------
Robert P. Capone............................................       2002       535,318
Chris C. Gagas..............................................       2002       535,318
Michael R. Kallet...........................................       2002       535,318
Robert E. Kernan, Jr........................................       2002       535,318
Clifford M. Miller..........................................       2002       535,318

In addition, Messrs. Ralph F. Brouty, Timothy A. Dempsey, Harry P. Doherty, Stephen J. Kelly, Clifford E. Kelsey, Jr., Joseph L. Mancino, William A. McKenna, Jr., Vincent F. Palagiano, and Charles M. Sprock continue as Board of Directors. Mr. Joseph R. Ficalora was appointed to succeed Mr. John M. Tsimbinos who resigned as a director in February 1999.

B--Ratification of Independent Auditors--The second proposal concerned the ratification of the selection of Arthur Andersen LLP as Independent Auditors of the Fund for the fiscal year ending December 31,1999. All 535,318 votes were cast in favor of the proposal. There were no votes against, nor were there any abstentions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS MUTUAL FUND
CAPITAL APPRECIATION FUND, INC.

OFFICERS

HARRY P. DOHERTY
  President

MICHAEL R. KALLET
  Vice President

EDWARD E. SAMMONS, JR.
  Vice President and
  Secretary

MARK F. TRAUTMAN
  Vice President
JOSEPH L. MANCINO
  Executive Vice President

RODGER D. SHAY
  Vice President and
  Assistant Secretary

JOHN J. MCCABE
  Vice President

STEVE PIERCE
  Treasurer

BOARD OF DIRECTORS

RALPH F. BROUTY
ROBERT P. CAPONE
TIMOTHY A. DEMPSEY
HARRY P. DOHERTY
JOSEPH R. FICALORA
CHRIS C. GAGAS
MICHAEL R. KALLET
STEPHEN J. KELLY
CLIFFORD E. KELSEY, JR.
ROBERT E. KERNAN, JR.
JOSEPH L. MANCINO
WILLIAM A. MCKENNA, JR.
CLIFFORD M. MILLER
VINCENT F. PALAGIANO
CHARLES M. SPROCK

--------------------------------------------------------------------------------

INVESTMENT ADVISER
Shay Assets Management, Inc.
200 Park Avenue
45th Floor
New York, New York 10166

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606

ADMINISTRATOR, REGISTRAR AND
DIVIDEND PAYING AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

TRANSFER AGENT
Until September 13, 1999:
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Effective September 13, 1999:
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

LEGAL COUNSEL
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

INDEPENDENT ACCOUNTANTS
Arthur Andersen LLP
1601 Market Street
Philadelphia, Pennsylvania 19103

                                                                   INSTITUTIONAL
                                                                       INVESTORS
                                                                         CAPITAL
                                                                    APPRECIATION
                               SEMI-ANNUAL REPORT                     FUND, INC.
                                TO SHAREHOLDERS
                                 JUNE 30, 1999